CONVERSION AGREEMENT

THIS CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of the Effective Date (as defined hereinbelow) by and among LightPath Technologies, Inc., a Delaware corporation (the “Company”), and the undersigned holder(s) (each, a “Holder” and, collectively, the “Holders”) of the Company’s 8% Senior Secured Convertible Debentures Due August 1, 2013 (each a “Debenture”, and collectively, the “Debentures”).

WHEREAS, each Holder desires to convert one hundred percent (100%) of the outstanding principal amount of such Holder’s Debenture, as set forth on such Holder’s Notice of Conversion delivered in connection herewith, into shares of Common Stock in accordance with the terms and procedures set forth in the Debentures (the “Conversion”).

WHEREAS, in addition to the shares of Common Stock issued pursuant to the terms of each Debenture upon the Conversion, the Company desires to issue to each Holder an additional number of shares of Common Stock determined in accordance with the terms and conditions set forth herein (the “Incentive Shares”).

WHEREAS, the parties hereto desire to authorize and consent to the Conversion and the issuance of the Incentive Shares (collectively, the “Transactions”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals. The above recitals, definitions, preamble and provisions are hereby made a part of this Agreement.

2. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the applicable Debenture.

3. Waiver of Restriction on Conversion. The parties acknowledge that the Beneficial Ownership Limitation in Section 4(c) of the Debenture held by Berg & Berg Enterprises, LLC (collectively with its affiliates, “BBE”) would prohibit the consummation of the Conversion by such Holder. In order to permit the Conversion by BBE, the undersigned hereby consent to the Conversion by BBE and waive the requirements and restrictions contained in Section 4(c) of BBE’s Debenture such that the Conversion shall be permitted notwithstanding Section 4(c) of such Debenture, provided that in no event shall the beneficial ownership of BBE exceed 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the shares of Common Stock issued in the Transactions.

4. Waiver of Pro-Rata Payment of Optional Redemption in Cash. The Optional Redemption provision contained in Section 6(a) and (b) in each of the Debentures provides that the Company’s determination to pay an Optional Redemption in cash shall be applied ratably to all of the Holders of the then outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement. The parties acknowledge that in lieu of entering into the Transactions, some holders may elect to not participate in the Transactions and instead permit the Company to pay an Optional Redemption in cash, redeeming all of such holder’s then outstanding principal amount due on such Debenture. The parties further acknowledge that in the event that the Transactions would result in BBE beneficially owning more than 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the shares of Common Stock issued in the Transactions, BBE shall only be permitted to convert a portion of its Debenture into shares of Common Stock as to ensure compliance with Section 3 hereof and the Company, at its election, shall be permitted to pay in cash the outstanding principal amount due on BBE’s Debenture after such partial Conversion. The undersigned Holders hereby consent to the foregoing and waive the requirements contained in Section 6(a) and (b) of each Debenture requiring pro rata application to all Holders of any such payment in cash.

5. Conversion. Contemporaneously with the execution of this Agreement, the Holders shall deliver to the Company a Notice of Conversion substantially in the form attached hereto as Exhibit A, indicating the Holder’s desire to convert his, her or its Debenture in accordance with Section 4 of each Debenture.

6. Issuance of Incentive Shares. In connection with the Conversion, the Company shall issue to each Holder Incentive Shares, the number of which shall be determined for each Holder as follows: the difference between (i) the number of shares of Common Stock issued pursuant to the terms of each such Holder’s Debenture and (ii) the number of shares of Common Stock that would be issuable if the conversion price set forth in each such Holder’s Debenture was equal to the closing bid price per share of Common Stock as reported on the Nasdaq Capital Market in the normal trading session immediately preceding the time at which the Conversion is effected. The Incentive Shares shall not be registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, (b) such Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Holder, in a form reasonably acceptable to the Company, to the effect that such Incentive Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (c) such Holder provides the Company with reasonable assurance that such Incentive Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Act (or a successor rule thereto).

7. Date of Transactions. The Transactions will be effected on the date this Agreement is executed by the Company (the “Effective Date”).

8. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Agreement electronically (by email or telecopy) shall be effective as an original and shall constitute a representation that an original will be delivered.

9. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

THE COMPANY:

LIGHTPATH TECHNOLOGIES, INC.

By: /s/ J. James Gaynor
Name: J. James Gaynor
Its: Chief Executive Officer
Date of Execution: March 25, 2013

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

HOLDER:

BERG & BERG ENTERPRISES, LLC

By:	/s/ Carl E. Berg
Name:	Carl E. Berg
Its:	Member

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

HOLDER:

/s/ Louis Leeburg
Louis Leeburg

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

HOLDER:

/s/ Robert Ripp
Robert Ripp

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

HOLDER:

/s/ Gary Silverman
Gary Silverman

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

HOLDER:

/s/ J. James Gaynor
Joseph J. Gaynor Jr.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

HOLDER:

STEVEN R. J. CYNTHIA H. BRUECK
REVOCABLE TRUST UTA DTD 3/14/1991

By:	/s/ Steven R. J. Brueck
Name:	Steven R. J. Brueck
Its:	Trustee

Exhibit A

Notice of Conversion

The undersigned hereby elects to convert principal under the 8% Senior Secured Convertible Debenture due August 1, 2013 of LightPath Technologies, Inc., a Delaware corporation (the “Company”), into shares of common stock (the “Common Stock”) of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:	Effective Date (as defined in the Conversion Agreement)

Principal Amount of Debenture to be Converted:

Payment of Interest in Common Stock	___ Yes ___No
If Yes, $_____ of Interest Accrued on Account of Conversion at issue.

Number of shares of Common Stock to be issued:

HOLDER:

[IF AN INDIVIDUAL]

Name:

[IF AN ENTITY OR TRUST]

By:
Name:
Its:

Address for Delivery of Common Stock Certificates:

Or DWAC Instructions:

Broker No:
Account No: